Exhibit 99.1

MUNICIPAL MORTGAGE & EQUITY, LLC

EARNINGS PACKAGE

QUARTER ENDED SEPTEMBER 30, 2004

MUNICIPAL MORTGAGE & EQUITY, LLC
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except share and per share data)
(unaudited)

	For the three months ended		For the nine months ended
	September 30,		September 30,
	2004	2003	2004	2003
INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$21,663	$15,894	$62,505	$46,614
Interest on loans	10,872	9,790	32,981	27,594
Interest on short-term investments	1,338	309	4,004	832

Total interest income	33,873	25,993	99,490	75,040

Fee income
Syndication fees	6,861	5,764	14,802	9,000
Origination and brokerage fees	2,769	862	6,534	3,779
Guarantee fees	2,093	1,891	5,452	2,114
Asset management and advisory fees	1,685	3,191	9,818	5,465
Loan servicing fees	1,059	1,051	3,316	3,254
Other income	1,308	1,692	4,851	6,975

Total fee income	15,775	14,451	44,773	30,587

Net rental income	5,520	—	11,016	—

Total income	55,168	40,444	155,279	105,627

EXPENSES:
Interest expense	18,802	12,696	54,576	31,788
Interest expense on debentures and preferred shares	4,769	2,994	11,819	2,994
Salaries and benefits	17,824	12,065	53,868	26,702
General and administrative	7,276	3,272	17,627	6,928
Professional fees	2,478	1,105	6,703	2,971
Depreciation and amortization	3,825	3,108	9,700	4,192

Total expenses	54,974	35,240	154,293	75,575

Net gain on sale of loans	406	1,623	2,816	3,343
Net gain (loss) on sale of tax-exempt investments	(660)	2,194	545	2,188
Net gain on sale of investments in tax credit equity partnerships	125	4,471	2,939	4,747
Net gain on termination of derivatives	—	—	—	741
Net holding gains (losses) on derivatives	(2,062)	3,498	3,436	3,922
Impairments and valuation allowances related to investments	(2,646)	—	(3,376)	(1,144)
Net losses from equity investments in partnerships	(46,250)	(1,608)	(127,985)	(3,961)

Net (losses) income before income taxes, income allocable to minority interest, discontinued operations and cumulative effect of accounting change	(50,893)	15,382	(120,639)	39,888
Income tax benefit (expense)	(73)	2,622	2,264	3,094

Net (losses) income before income allocable to minority interest, discontinued operations, and cumulative effect of accounting change	(50,966)	18,004	(118,375)	42,982
Net income (expense) allocable to minority interest	51,663	131	128,427	(5,548)

Net income before discontinued operations and cumulative effect of accounting change	697	18,135	10,052	37,434
Discontinued operations	10,865	—	10,865	25,748

Net income before cumulative effect of accounting change	11,562	18,135	20,917	63,182
Cumulative effect of a change in accounting principle	—	—	520	—

Net income	$11,562	$18,135	$21,437	$63,182

MUNICIPAL MORTGAGE & EQUITY, LLC
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except share and per share data)
(unaudited)

Basic earnings per common share:
Earnings before discontinued operations and cumulative effect of accounting change	$0.02	$0.63	$0.29	$1.32
Discontinued operations	0.31	—	0.31	0.91
Cumulative effect of a change in accounting principle	—	—	0.02	—

Basic earnings per common share	$0.33	$0.63	$0.62	$2.23

Weighted average common shares outstanding	34,927,975	28,842,447	34,343,492	28,353,040

Diluted earnings per common share:
Earnings before discontinued operations and cumulative effect of accounting change	$0.02	$0.62	$0.29	$1.30
Discontinued operations	0.31	—	0.31	0.90
Cumulative effect of a change in accounting principle	—	—	0.02	—

Diluted earnings per common share	$0.33	$0.62	$0.62	$2.20

Weighted average common shares outstanding	35,267,697	29,224,605	34,696,145	28,711,892

VARIANCE ANALYSIS FOR GAAP

3rd Quarter 2004 Compared to 3rd Quarter 2003:

GAAP net income for the third quarter of 2004 decreased $6.6 million compared to the same period last year due primarily to the following changes:

(1)	An $8.4 million decrease in net gain on sale of loans, tax-exempt investments and tax credit equity partnerships;

(2)	a $6.1 million increase in other operating expenses of which $5.0 million relates to tax credit equity funds consolidated pursuant to FIN 46R and $1.1 million relates to higher legal and accounting fees attributable to Sarbanes-Oxley compliance initiatives and new transactions;

(3)	a $5.8 million increase in salaries and benefits due primarily to employment growth, bonuses, other compensation costs and tax credit equity funds consolidated pursuant to FIN 46R;

(4)	a $5.6 million decrease in the fair value of derivatives;

(5)	a $2.7 million increase in impairments on investments related to an other than temporary impairment taken on a tax-exempt bond; and

(6)	a $2.7 million increase in income tax expense primarily related to a reduction in net operating losses attributable to TC Corp;

     Offset in part by:

(7)	a $10.9 million increase in discontinued operations resulting from the sale of a property acquired in a deed in lieu of foreclosure;

(8)	a net increase of $7.0 million attributable to losses from equity investments in partnerships and income allocable to minority interests;

(9)	an increase of $5.5 million in net rental income resulting from the consolidation of tax credit equity funds pursuant to FIN 46R; and

(10)	a $1.3 million net increase in syndication fees, asset management fees, guarantee fees and other income generated by increased production in the tax credit equity business.

Year-to-date 2004 Compared to Year-to-date 2003:

GAAP net income for the nine months ended September 30, 2004 decreased $41.7 million compared to the same period last year due primarily to the following changes:

(1)	A $27.2 million increase in salaries and benefits due primarily to a July 2003 acquisition, employment growth, bonuses, other compensation costs and tax credit equity funds consolidated pursuant to FIN 46 R;

(2)	a $19.9 million increase in other operating expenses of which $10.3 million relates to tax credit equity funds consolidated pursuant to FIN 46R and $9.6 million relates primarily to new transactions, a 2003 acquisition and higher legal and accounting fees attributable to Sarbanes-Oxley compliance initiatives;

(3)	a $14.9 million decrease in discontinued operations resulting from the sale of a property acquired in a deed in lieu of foreclosure;

(4)	a $7.2 million decrease in net interest income;

(5)	a $4.7 million decrease in net gain on sale of loans, tax-exempt investments and tax credit equity partnerships and termination of derivatives;

(6)	a $2.3 million increase in impairments on investments primarily related to an other than temporary impairment taken on a tax-exempt bond;

(7)	a $0.8 million decrease in income tax benefit primarily related to a reduction in the net operating losses attributable to TC Corp; and

(8)	a $0.5 million decrease in the fair value of derivatives;

     Offset in part by:

(9)	a $14.2 million net increase in syndication fees, asset management fees, guarantee fees and other income generated by increased production in the tax credit equity business and the 2003 acquisition;

(10)	an increase of $11.0 million in net rental income resulting from the consolidation of tax credit equity funds pursuant to FIN 46R;

(11)	a net increase of $10.1 million attributable to losses from equity investments in partnerships and income allocable to minority interest; and

(12)	a $0.5 million increase in cumulative effect of accounting change.

MUNICIPAL MORTGAGE & EQUITY, LLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except share and per share data)
(unaudited)

	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended
	9/30/04	6/30/04	03/31/04	12/31/03	09/30/03
INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$21,663	$21,340	$19,502	$16,232	$15,894
Interest on loans	10,872	11,388	10,721	9,616	9,790
Interest on short-term investments	1,338	1,859	807	305	309

Total interest income	33,873	34,587	31,030	26,153	25,993

Fee income
Syndication fees	6,861	4,190	3,751	17,856	5,764
Origination and brokerage fees	2,769	2,848	917	2,805	862
Loan servicing fees	2,093	1,139	1,119	981	1,051
Asset management and advisory fees	1,685	1,967	6,166	4,871	3,191
Guarantee fees	1,059	1,506	1,853	1,500	1,891
Other income	1,308	1,705	1,837	1,881	1,692

Total fee income	15,775	13,355	15,643	29,894	14,451

Net rental revenue	5,520	5,496	—	—	—

Total income	55,168	53,438	46,673	56,047	40,444

EXPENSES:
Interest expense	18,802	20,310	15,464	11,720	12,696
Interest expense on debentures and preferred shares	4,769	4,004	3,046	3,194	2,994
Salaries and benefits	17,824	20,460	15,584	15,034	12,065
General and administrative	7,276	6,653	3,698	4,223	3,272
Professional fees	2,478	2,731	1,494	1,217	1,105
Depreciation and amortization	3,825	3,936	1,939	3,300	3,108

Total expenses	54,974	58,094	41,225	38,688	35,240

Net gain on sale of loans	406	1,730	680	1,521	1,623
Net gain (loss) on sale of tax-exempt investments	(660)	1,013	192	(4,525)	2,194
Net gain on sale of investments in tax credit equity partnerships	125	379	2,435	2,471	4,471
Net gain (loss) on termination of derivatives	—	—	—	(193)	—
Net holding gains (losses) on derivatives	(2,062)	7,853	(2,355)	2,400	3,498
Impairments and valuation allowances related to investments	(2,646)	(430)	(300)	(5,839)	—
Net losses (gains) from equity investments in partnerships	(46,250)	(71,224)	(10,511)	788	(1,608)
Income tax benefit (expense)	(73)	(173)	2,510	(2,956)	2,622
Income (expense) allocable to minority interest	51,663	76,659	105	(485)	131

Net income from continuing operations	697	11,151	(1,796)	10,541	18,135
Discontinued operations	10,865	—	—	—	—
Cumulative effect of a change in accounting principle	—	—	520	(1,228)	—

Net income	$11,562	$11,151	$(1,276)	$9,313	$18,135

EARNINGS PER COMMON SHARE:
Basic earnings per common share:
Net income from continuing operations	$0.02	$0.32	$(0.06)	$0.33	$0.63
Discontinued operations	0.31	—	—	—	—
Cumulative effect of a change in accounting principle	—	—	0.02	(0.04)	—

Basic earnings per common share	$0.33	$0.32	$(0.04)	$0.29	$0.63

Weighted average common shares outstanding	34,927,975	34,800,580	33,301,337	32,496,904	28,842,447
Diluted earnings per common share:
Net income from continuing operations	$0.02	$0.32	$(0.06)	$0.32	$0.62
Discontinued operations	0.31	—	—	—	—
Cumulative effect of a change in accounting principle		—	0.02	(0.04)	—

Diluted earnings per common share	$0.33	$0.32	$(0.04)	$0.28	$0.62

Weighted average common shares outstanding	35,267,697	35,140,968	33,679,188	32,894,390	29,224,605

Municipal Mortgage & Equity, LLC
Reconciliation of Basic and Diluted EPS
(unaudited)

	For the three months ended September 30, 2004			For the three months ended September 30, 2003
	Income	Shares	Per Share	Income	Shares	Per Share
	(Numerator)	(Denominator)	Amount	(Numerator)	(Denominator)	Amount
(in thousands, except share and per share data)
Basic EPS
Net income from continuing operations	$697		$0.02	$18,135		$0.63
Discontinued operations	10,865		0.31			—

Income allocable to common shares	$11,562	34,927,975	$0.33	$18,135	28,842,447	$0.63

Effect of Dilutive Securities
Options and deferred shares		339,722			382,158

Diluted EPS
Net income from continuing operations	$697		$0.02	$18,135		$0.62
Discontinued operations	10,865		0.31	—		—

Income allocable to common shares	$11,562	35,267,697	$0.33	$18,135	29,224,605	$0.62

	For the nine months ended September 30, 2004			For the nine months ended September 30, 2003
	Income	Shares	Per Share	Income	Shares	Per Share
	(Numerator)	(Denominator)	Amount	(Numerator)	(Denominator)	Amount
(in thousands, except share and per share data)
Basic EPS
Net income from continuing operations	$10,052		$0.29	$37,434		$1.32
Discontinued operations	10,865		0.31	25,748		0.91
Cumulative effect of a change in accounting principle	520		0.02	—		—

Income allocable to common shares	$21,437	34,343,492	$0.62	$63,182	28,353,040	$2.23

Effect of Dilutive Securities
Options and deferred shares		352,654			358,852

Diluted EPS
Net income from continuing operations	$10,052		$0.29	$37,434		$1.30
Discontinued operations	10,865		0.31	25,748		0.90
Cumulative effect of a change in accounting principle	520		0.02	—		—

Income allocable to common shares	$21,437	34,696,146	$0.62	$63,182	28,711,892	$2.20

MUNICIPAL MORTGAGE & EQUITY, LLC
RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION
(in thousands)
(unaudited)

	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended
	9/30/04	6/30/04	03/31/04	12/31/03	09/30/03
INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$21,663	$21,340	$19,502	$16,232	$15,894
Interest on loans	10,872	11,388	10,721	9,616	9,790
Interest on short-term investments	1,338	1,859	807	305	309

Total interest income	33,873	34,587	31,030	26,153	25,993

Fee income
Syndication fees	6,861	4,190	3,751	17,856	5,764
Origination and brokerage fees	2,769	2,848	917	2,805	862
Loan servicing fees	1,059	1,139	1,119	981	1,051
Asset management and advisory fees	1,685	1,967	6,166	4,871	3,191
Guarantee fees	2,093	1,506	1,853	1,500	1,891
Other income	1,308	1,705	1,837	1,881	1,692

Total fee income	15,775	13,355	15,643	29,894	14,451

Net rental income	5,520	5,496	—	—	—

Total income	55,168	53,438	46,673	56,047	40,444

EXPENSES:
Interest expense	18,802	20,310	15,464	11,720	12,696
Interest expense on preferred shares	4,769	4,004	3,046	3,194	2,994
Salaries and benefits	17,824	20,460	15,584	15,034	12,065
General and administrative	7,276	6,653	3,698	4,223	3,272
Professional fees	2,478	2,731	1,494	1,217	1,105
Depreciation and amortization	3,825	3,936	1,939	3,300	3,108

Total expenses	54,974	58,094	41,225	38,688	35,240

Net gain on sale of loans	406	1,730	680	1,521	1,623
Net gain (loss) on sale of tax-exempt investments	(660)	1,013	192	(4,525)	2,194
Net gain on sale of investments in tax credit equity partnerships	125	379	2,435	2,471	4,471
Net loss on termination of derivatives	—	—	—	(193)	—
Net holding gains (losses) on derivatives	(2,062)	7,853	(2,355)	2,400	3,498
Impairments and valuation allowances related to investments	(2,646)	(430)	(300)	(5,839)	—
Net losses from equity investments in partnerships	(46,250)	(71,224)	(10,511)	788	(1,608)
Income tax benefit (expense)	(73)	(173)	2,510	(2,956)	2,622
Net income allocable to minority interest	51,663	76,659	105	(485)	131

Net income from continuing operations	697	11,151	(1,796)	10,541	18,135
Discontinued operations	10,865	—	—	—	—
Cumulative effect of a change in accounting principle	—	—	520	(1,228)	—

Net income	$11,562	$11,151	$(1,276)	$9,313	$18,135

Conversion to Cash Available for Distribution:
(1) Mark to market adjustments	$2,061	$(7,853)	$2,355	$(2,400)	$(3,498)
(2) Equity investments	(437)	1,985	2,866	(235)	1,995
(3) Net gain on sales	5,450	(1,663)	(125)	(2,211)	(577)
(3) Amortization of capitalized mortgage servicing fees	382	464	403	385	390
(3) Amortization of asset management contracts	1,179	1,179	1,179	2,458	2,422
(4) Origination and brokerage fees, syndication fees and other income, net	13,117	17,471	1,852	2,650	2,675
(5) Valuation allowances and other-than-temporary impairments	2,664	430	326	3,037	—
(6) Deferred tax expense	(494)	(13)	(2,514)	21	(2,622)
(7) Discontinued operations	(10,865)	—	—	—	—
(7) Interest income	1,676	—	—	—	—
(8) Fund (income) loss	(1,142)	(1,866)	5,930	4,775	(3,629)
(9) Cumulative change in accounting principle	—	—	(520)	1,228	—
(10) Deferred compensation	41	39	2,525	—	—

Cash Available for Distribution (CAD)	$25,194	$21,324	$13,001	$19,021	$15,291

Notes:

(1) For GAAP reporting, the Company records the non-cash change in fair value of its investment in interest rate swaps and other derivative financial instruments through net income. These gains and losses are not included in the Company’s calculation of CAD.

(2) For GAAP reporting, the Company accounts for various investments in partnerships using the equity accounting method. As a result, the Company’s allocable share of the income or loss from the partnerships is reported in income (losses) from equity investments in partnerships. The income from these partnerships includes depreciation expense and changes in the fair value of investments in derivatives. For GAAP reporting, distributions are treated as a return of capital. For CAD reporting, the Company records the cash distributions it receives from the partnerships as other income.

(3) For GAAP reporting, the Company recognizes non-cash gains and losses and amortization of intangible assets, including (a) non-cash gains and losses associated with the sale of assets or capitalization of certain mortgage servicing rights; (b) amortization of certain mortgage servicing rights over the estimated life of the serviced loans; and (c) amortization of certain asset management contracts recorded in connection with a July 2003 acquisition. These non-cash items are not included in CAD.

(4) This adjustment reflects the net difference, for the relevant period, between fees reflected in income when received for CAD and the recognition of fees for GAAP. This line item reflects several types of income:

     (a) Origination fees and certain other income amounts, which are recognized as income when received for CAD purposes, but for GAAP reporting are amortized over the life of the associated investment.

     (b) Syndication fees, which are recognized as income when earned for CAD purposes, but for GAAP reporting a portion of the fee may be deferred until investors have paid in greater than 20% of their total capital contributions to the tax credit funds. For quarters ended and after June 30, 2004, for GAAP purposes syndication fees relating to certain tax credit equity funds are eliminated in consolidation as a result of consolidating those funds under Financial Interpretation No.46 (Revised), “Consolidation of Variable Interest Entities” (“FIN 46R”).

     (c) Guarantee fees, which are recognized as income when received for CAD purposes, but for GAAP reporting are recorded into income over the guarantee period.

     (d) Asset management fees, which are recognized as income when earned and collectible for CAD purposes, but for GAAP purposes are applied first to relieve accounts receivable recorded in conjunction with the July 2003 acquisition and second as income consistent with CAD revenue recognition. For the quarter ended June 30, 2004 and after, for GAAP purposes asset management fees relating to certain tax credit equity funds are eliminated as a result of consolidating certain tax credit equity funds under FIN 46R.

(5) For GAAP reporting, the Company records valuation allowances and other-than-temporary impairments on its investments in loans, bonds and other bond-related investments. Such non-cash charges do not affect the cash flow generated from the operation of the underlying properties, distributions to shareholders, or the tax-exempt status of the income of the financial obligation under the bonds. Therefore, these items are not included in the calculation of CAD.

(6) For GAAP reporting, the Company’s income tax expense contains both a current and a deferred component. Only the Company’s current income tax expense is reflected in CAD.

(7) For GAAP reporting, the Company recognized a gain upon the sale of a property. This gain was required to be classified as discontinued operations because the Company owned the property prior to the sale. For CAD reporting, the gain was significantly less due to recording a portion of the proceeds as interest income. In addition, the carrying value of the tax-exempt bond associated with the property was significantly more for CAD due to an impairment previously recognized for GAAP.

(8) For those of the Company’s tax credit equity syndication funds in which the Company provides a guarantee or otherwise has continuing involvement in the underlying assets of the fund, GAAP accounting requires the Company to record the net income (loss) from the fund. This non-cash item is not reflected in CAD. In addition, as a result of the adoption of FIN 46R, the company determined its residual interests in non-guaranteed tax credit equity funds represented equity interests in variable interest entities (“VIEs”) and the Company was the primary beneficiary of certain of those VIEs and, therefore, was required to consolidate the funds. The GAAP earnings (loss) from these tax credit equity funds is not included in CAD.

(9) In conjunction with (8) above, as a result of the adoption of FIN 46R, the Company recorded a cumulative effect adjustment for GAAP accounting. This adjustment is not included in CAD.

(10) For GAAP reporting, the Company records an expense for certain deferred compensation arrangements. These same non-cash costs are not included in the Company’s calculation of CAD until funds are disbursed.

MUNICIPAL MORTGAGE & EQUITY, LLC
RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION
(in thousands)
(unaudited)

	For the three months ended		For the nine months ended
	September 30,		September 30,
	2004	2003	2004	2003
INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$21,663	$15,894	$62,505	$46,614
Interest on loans	10,872	9,790	32,981	27,594
Interest on short-term investments	1,338	309	4,004	832

Total interest income	33,873	25,993	99,490	75,040

Fee income
Syndication fees	6,861	5,764	14,802	9,000
Origination and brokerage fees	2,769	862	6,534	3,779
Guarantee fees	2,093	1,891	5,452	2,114
Asset management and advisory fees	1,685	3,191	9,818	5,465
Loan servicing fees	1,059	1,051	3,316	3,254
Other income	1,308	1,692	4,851	6,975

Total fee income	15,775	14,451	44,773	30,587

Net rental income	5,520	—	11,016	—

Total income	55,168	40,444	155,279	105,627

EXPENSES:
Interest expense	18,802	12,696	54,576	31,788
Interest expense on debentures and preferred shares	4,769	2,994	11,819	2,994
Salaries and benefits	17,824	12,065	53,868	26,702
General and administrative	7,276	3,272	17,627	6,928
Professional fees	2,478	1,105	6,703	2,971
Depreciation and amortization	3,825	3,108	9,700	4,192

Total expenses	54,974	35,240	154,293	75,575

Net gain on sale of loans	406	1,623	2,816	3,343
Net gain (loss) on sale of tax-exempt investments	(660)	2,194	545	2,188
Net gain on sale of investments in tax credit equity partnerships	125	4,471	2,939	4,747
Net gain on termination of interest rate swaps	—	—	—	741
Net holding gains (losses) on derivatives	(2,062)	3,498	3,436	3,922
Impairments and valuation allowances related to investments	(2,646)	—	(3,376)	(1,144)
Net gains (losses) from equity investments in partnerships	(46,250)	(1,608)	(127,985)	(3,961)
Income tax benefit (expense)	(73)	2,622	2,264	3,094
Net income allocable to minority interest	51,663	131	128,427	(5,548)

Net income from continuing operations	697	18,135	10,052	37,434
Discontinued operations	10,865	—	10,865	25,748
Cumulative effect of a change in accounting principle	—	—	520	—

Net income	$11,562	$18,135	$21,437	$63,182

Conversion to Cash Available for Distribution:
(1) Mark to market adjustments	$2,061	$(3,498)	$(3,437)	$(3,922)
(2) Equity investments	(437)	1,995	4,414	7,586
(3) Net gain on sales	5,450	(577)	3,662	(11,390)
(3) Amortization of capitalized mortgage servicing fees	382	390	1,249	1,156
(3) Amortization of asset management contracts	1,179	2,422	3,537	2,422
(4) Origination and brokerage fees, syndication fees and other income, net	13,117	2,675	32,440	4,291
(5) Valuation allowances and other-than-temporary impairments	2,664	—	3,420	1,097
(6) Deferred tax expense	(494)	(2,622)	(3,021)	(1,010)
(7) Discontinued operations	(10,865)	—	(10,865)	(25,748)
(7) Interest income	1,676	—	1,676	10,793
(8) Fund (income) loss	(1,142)	(3,629)	2,922	(3,629)
(9) Change in Accounting Principle	—	—	(520)	—
(10) Deferred compensation	41	—	2,605	—

Cash Available for Distribution (CAD)	$25,194	$15,291	$59,519	$44,828

Notes:

(1) For GAAP reporting, the Company records the non-cash change in fair value of its investment in interest rate swaps and other derivative financial instruments through net income. These gains and losses are not included in the Company’s calculation of CAD.

(2) For GAAP reporting, the Company accounts for various investments in partnerships using the equity accounting method. As a result, the Company’s allocable share of the income or loss from the partnerships is reported in income (losses) from equity investments in partnerships. The income from these partnerships includes depreciation expense and changes in the fair value of investments in derivatives. For GAAP reporting, distributions are treated as a return of capital. For CAD reporting, the Company records the cash distributions it receives from the partnerships as other income.

(3) For GAAP reporting, the Company recognizes non-cash gains and losses and amortization of intangible assets, including (a) non-cash gains and losses associated with the sale of assets or capitalization of certain mortgage servicing rights; (b) amortization of certain mortgage servicing rights over the estimated life of the serviced loans; and (c) amortization of certain asset management contracts recorded in connection with a July 2003 acquisition. These non-cash items are not included in CAD.

(4) This adjustment reflects the net difference, for the relevant period, between fees reflected in income when received for CAD and the recognition of fees for GAAP. This line item reflects several types of income:

     (a) Origination fees and certain other income amounts, which are recognized as income when received for CAD purposes, but for GAAP reporting are amortized over the life of the associated investment.

     (b) Syndication fees, which are recognized as income when earned for CAD purposes, but for GAAP reporting a portion of the fee may be deferred until investors have paid in greater than 20% of their total capital contributions to the tax credit funds. For quarters ended and after June 30, 2004, for GAAP purposes syndication fees relating to certain tax credit equity funds are eliminated in consolidation as a result of consolidating those funds under Financial Interpretation No.46 (Revised), “Consolidation of Variable Interest Entities” (“FIN 46R”).

     (c) Guarantee fees, which are recognized as income when received for CAD purposes, but for GAAP reporting are recorded into income over the guarantee period.

     (d) Asset management fees, which are recognized as income when earned and collectible for CAD purposes, but for GAAP purposes are applied first to relieve accounts receivable recorded in conjunction with the July 2003 acquisition, and second as income consistent with CAD revenue recognition. For the quarter ended June 30, 2004 and after, for GAAP purposes asset management fees relating to certain tax credit equity funds are eliminated as a result of consolidating certain tax credit equity funds under FIN 46R.

(5) For GAAP reporting, the Company records valuation allowances and other-than-temporary impairments on its investments in loans, bonds and other bond-related investments. Such non-cash charges do not affect the cash flow generated from the operation of the underlying properties, distributions to shareholders, or the tax-exempt status of the income of the financial obligation under the bonds. Therefore, these items are not included in the calculation of CAD.

(6) For GAAP reporting, the Company’s income tax expense contains both a current and a deferred component. Only the Company’s current income tax expense is reflected in CAD.

(7) For GAAP reporting, the Company recognized a gain upon the sale of a property. This gain was required to be classified as discontinued operations because the Company owned the property prior to the sale. For CAD reporting, the gain was significantly less due to recording a portion of the proceeds as interest income. In addition, the carrying value of the tax-exempt bond associated with the property was significantly more for CAD due to an impairment previously recognized for GAAP.

(8) For those of the Company’s tax credit equity syndication funds in which the Company provides a guarantee or otherwise has continuing involvement in the underlying assets of the fund, GAAP accounting requires the Company to record the net income (loss) from the fund. This non-cash item is not reflected in CAD. In addition, as a result of the adoption of FIN 46R, the company determined its residual interests in non-guaranteed tax credit equity funds represented equity interests in variable interest entities (“VIEs”) and the Company was the primary beneficiary of certain of those VIEs and, therefore, was required to consolidate the funds. The GAAP earnings (loss) from these tax credit equity funds is not included in CAD.

(9) In conjunction with (8) above, as a result of the adoption of FIN 46R, the Company recorded a cumulative effect adjustment for GAAP accounting. This adjustment is not included in CAD.

(10) For GAAP reporting, the Company records an expense for certain deferred compensation agreements. These same non-cash costs are not included in the Company’s calculation of CAD until funds are disbursed.

MUNICIPAL MORTGAGE & EQUITY, LLC
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(in thousands, except share and per share data)
(unaudited)

	For the three months ended		For the nine months ended
	September 30,		September 30,
	2004	2003	2004	2003
SOURCES OF CASH:
Interest on bonds, residual interests in bond securitizations and loans	$33,299	$24,626	$94,500	$81,071
Syndication fees	14,610	6,588	30,533	9,824
Asset management and advisory fees	5,351	3,777	16,915	6,051
Origination and brokerage fees	2,458	1,887	8,619	5,758
Guarantee fees	1,929	692	6,995	705
Loan servicing fees	2,087	1,708	5,900	5,452
Distributions from equity investments in partnerships	2,074	1,946	5,879	5,493
Other income	1,322	1,692	5,312	7,991
Interest on short-term investments	1,173	277	3,890	801
Net gain (loss) on sales	4,970	3,239	6,670	(4,843)

TOTAL SOURCES OF CASH	69,273	46,432	185,213	118,303

EXPENSES:
Interest expense	15,614	11,920	45,834	29,861
Interest expense on debentures and preferred shares (Note 1)	4,769	2,994	11,819	2,994
Salaries and benefits	17,005	12,065	49,743	26,702
Professional fees	2,262	1,105	6,237	2,971
General and administrative	3,880	3,057	11,348	6,995
Loan loss expense	(18)	—	(44)	47
Income tax expense (benefit)	567	—	757	(2,084)

TOTAL EXPENSES	44,079	31,141	125,694	67,486

CASH AVAILABLE FOR DISTRIBUTION	25,194	15,291	59,519	50,817

LESS:
Cash allocable to minority interest (Note 1)	—	—	—	5,989

CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$25,194	$15,291	$59,519	$44,828

CAD PER COMMON SHARE	$0.72	$0.53	$1.70	$1.55

CALCULATION OF CASH DISTRIBUTION:
CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$25,194	$15,291	$59,519	$44,828

ACTUAL AMOUNT PAID	$16,398	$14,643	$48,476	$40,383

PAYOUT RATIO	65.1%	95.8%	81.4%	90.1%

COMMON SHARES OUTSTANDING	35,074,882	32,540,412

CASH DISTRIBUTION PER COMMON SHARE	$0.4675	$0.4500	$1.3875	$1.3425

Note 1: As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

Note 2: Certain prior year amounts have been reclassified to conform to the 9/30/04 presentation.

     The primary differences between Net Income as calculated under generally accepted accounting principles (“GAAP”) and Cash Available For Distribution (“CAD”) result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of certain fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized into income over the relevant period. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, amortization of goodwill and intangibles, deferred compensation and capitalization of mortgage servicing rights, which are not included in the calculation of CAD. As a result of Financial Interpretation No.46 (Revised), “Consolidation of Variable Interest Entities”, effective in the second quarter of 2004 certain asset management and syndication fees are eliminated for GAAP as a result of consolidating certain tax credit equity funds.

     The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options and vesting of deferred shares.

VARIANCE ANALYSIS FOR CAD

3rd Quarter 2004 Compared to 3rd Quarter 2003:

CAD for the third quarter of 2004 increased $9.9 million over the same period last year due primarily to the following changes:

(1)	A $9.8 million increase in syndication and asset management fees generated by an increase in production from the tax credit equity fund business;

(2)	a $5.3 million increase in net interest income (interest on bonds, residual interests in bond securitizations and loans less interest expense attributable to bonds, residual interests in bond securitizations and loans) as a result of an $8.7 million, or 35%, increase in interest income on bonds and loans and a $3.4 million, or 30%, increase in interest expense;

(3)	a $1.7 million increase in net gain on sale due primarily from the sale of a property acquired by deed in lieu of foreclosure;

(4)	a $1.2 million increase in guarantee fees as a result of closing a new guaranteed tax credit equity fund;

(5)	a $0.6 million increase in income on short-term investments due primarily to reimbursement of warehousing costs from tax credit equity funds;

     Offset in part by:

(6)	a $4.9 million increase in salaries and benefits due to growth in headcount and an increase in bonus expense accruals;

(7)	a $1.8 million increase in interest expense on debentures and preferred shares due to the interest associated with the issuance of $60.0 million and $24.0 million of Trust Preferred Securities in May and September 2004, respectively;

(8)	a $1.1 million increase in professional fees primarily due to an increase in accounting and legal expenses related to Sarbanes-Oxley compliance initiatives and new transactions; and

(9)	a $0.6 million increase in income tax expense due to higher taxable income at the state level.

Year-to-Date 2004 Compared to Year-to-Date 2003:

CAD income for the nine months ended September 30, 2004 increased $14.7 million over the same period last year due primarily to the following changes:

(1)	A $31.3 million increase in syndication and asset management fees generated by the tax credit equity fund business primarily as a result of a July 2003 acquisition and increased production;

(2)	an $11.5 million increase in net gain on sale due primarily to

(i)	$10.8 million loss recorded in 2003 on the termination of interest rate swaps;

(ii)	$1.4 million increase in gain on sale of tax exempt bonds and taxable loans; offset in part by

(iii)	$0.7 million decrease in gain on sale of loans to GNMA, FNMA and other conduit lenders;

(3)	a $6.3 million increase in guarantee fee income resulting from the closing of new guaranteed tax credit equity funds;

(4)	a $2.9 million increase in origination and brokerage fees due primarily to an increase in tax-exempt bond and permanent loan originations;

(5)	a $2.0 million increase in income on short-term investments due primarily to reimbursement of warehousing costs from tax credit equity funds;

(6)	a $0.8 million increase in distributions from equity investments in partnerships (additional investments), construction administrative fees and loan servicing fees;

     Offset in part by:

(7)	a $28.5 million increase in operating expenses excluding professional fees, primarily due to a $22.1 million increase from the tax credit equity fund business from additional employees and expenses from the July 2003 HCI acquisition;

(8)	a $2.8 million increase in interest expense on debentures and preferred shares due primarily to the adoption of FAS No. 150 as of July 1, 2003 requiring that amounts previously classified as distributions be recorded as interest expense on a prospective basis; as a result, only one quarter of interest is included in the prior year whereas three quarters of interest are included in the current year; additionally, the increase is attributable to the issuance of the $60.0 and $24.0 million of Trust Preferred Securities in May and September 2004, respectively;

(9)	a $2.8 million increase in income tax expense due to an increase in taxable income at the state level;

(10)	a $2.7 million decrease in other income composed primarily of:

(i)	a $4.6 million decrease in fees earned on nonrecurring transactions including prepayment penalties, a fee on a conventional equity transaction and other income related to the sale of a property (Northpointe); offset in part by

(ii)	$1.0 million of other fee income generated by the tax credit equity business, which includes general partner fees, disposition fees and investment valuation services;

(iii)	a $0.5 million increase in income on written put options;

(iv)	a $0.5 million increase in fees from cancellations, extensions, applications and late charges;

(11)	a $2.2 million increase in professional fees primarily due to an increase in accounting and legal expenses related to Sarbanes-Oxley compliance initiatives and new transactions; and

(12)	a $1.4 million decrease in net interest income (interest on bonds, residual interests in bond securitizations and loans less interest expense attributable to bonds, residual interests in bond securitizations and loans) due primarily to:

(i)	$10.8 million of deferred base interest and yield maintenance collected in 2003 upon the sale of Northpointe; partially offset by,

(ii)	a $9.4 million increase in net interest income on bonds and loans.

MUNICIPAL MORTGAGE & EQUITY, LLC
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(in thousands, except share and per share data)
(unaudited)

	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended
	9/30/04	6/30/04	03/31/04	12/31/03	09/30/03
SOURCES OF CASH:
Interest on bonds, residual interests in bond securitizations and loans	$33,299	$32,342	$28,859	$24,708	$24,626
Syndication fees	14,610	11,190	4,733	18,004	6,588
Asset management and advisory fees	5,351	5,398	6,166	6,267	3,777
Origination and brokerage fees	2,458	4,191	1,970	4,047	1,887
Guarantee fees	1,929	4,566	500	527	692
Loan servicing fees	2,087	1,940	1,873	1,705	1,708
Distributions from equity investments in partnerships	2,074	1,887	1,918	2,123	1,946
Other income	1,322	2,152	1,838	1,880	1,692
Interest on short-term investments	1,173	1,930	787	1,264	277
Net gain on sales	4,970	1,089	611	878	3,239

TOTAL SOURCES OF CASH	69,273	66,685	49,255	61,403	46,432

EXPENSES:
Interest expense	15,614	15,481	14,739	12,372	11,920
Interest expense on debentures and preferred shares	4,769	4,004	3,046	3,276	2,994
Salaries and benefits	17,005	19,679	13,059	15,034	12,065
Professional fees	2,262	2,481	1,494	1,217	1,105
General and administrative	3,880	3,529	3,939	4,746	3,057
Loan loss expense	(18)	—	(26)	2,802	—
Income tax expense	567	187	3	2,935	—

TOTAL EXPENSES	44,079	45,361	36,254	42,382	31,141

CASH AVAILABLE FOR DISTRIBUTION	25,194	21,324	13,001	19,021	15,291
CAD PER COMMON SHARE	$0.72	$0.61	$0.37	$0.58	$0.53

COMMON SHARES OUTSTANDING	35,074,882	34,893,770	34,840,630	32,576,380	28,917,912

CALCULATION OF CASH DISTRIBUTION:
CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$25,194	$21,324	$13,001	$19,021	$15,291

ACTUAL AMOUNT PAID	$16,398	$16,138	$15,940	$14,739	$14,643

PAYOUT RATIO (Note 1)	65.1%	75.7%	122.6%	77.5%	95.8%

COMMON SHARES OUTSTANDING FOR DISTRIBUTION (Note 1)	35,074,882	34,893,770	34,840,630	32,576,380	32,540,512

CASH DISTRIBUTION PER COMMON SHARE	$0.4675	$0.4625	$0.4575	$0.4525	$0.4500

Note 1: The payout ratio calculation for the quarter ended 9/30/03 is based on 32,540,412 common shares outstanding to reflect the 3,622,500 common shares issued in October 2003 that received the third quarter distribution.

Note 2: Certain prior quarter amounts have been reclassified to conform to the 9/30/04 presentation.

The primary differences between Net Income as calculated under generally accepted accounting principles (“GAAP”) and Cash Available For Distribution (“CAD”) result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of certain fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized into income over the relevant period. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, deferred compensation, amortization of goodwill and intangibles and capitalization of mortgage servicing rights, which are not included in the calculation of CAD. As a result of Financial Interpretation No.46 (Revised), “Consolidation of Variable Interest Entities”, effective in the second quarter of 2004 certain asset management and syndication fees are eliminated for GAAP as a result of consolidating certain tax credit equity funds.

The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options and vesting of deferred shares.

MUNICIPAL MORTGAGE & EQUITY, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)
(unaudited)

	September 30,	December 31,
	2004	2003
ASSETS:
Investment in tax-exempt bonds, net	$1,220,367	$1,043,973
Loans receivable, net	611,539	497,884
Loans receivable held for sale	43,110	54,492
Investments in partnerships	1,638,319	282,492
Investments in derivative financial instruments	3,086	2,563
Cash, cash equivalents and interest receivable	82,833	67,669
Other assets	280,435	160,453
Land, building, and equipment	171,497	5,429
Goodwill and other intangible assets	130,232	134,664

TOTAL	$4,181,418	$2,249,619

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Notes payable	$1,036,019	$646,096
Mortgage notes payable	122,228	—
Short-term debt	427,693	371,881
Long-term debt	174,675	190,090
Subordinate debentures	84,000	—
Preferred shares subject to mandatory redemption (Note 1)	168,000	168,000
Tax credit equity guarantee liability	159,079	151,326
Distribution payable	16,399	—
Investments in derivative financial instruments	12,374	15,287
Other liabilities	113,197	65,073
Minority interest in subsidiary companies	1,207,312	31
Shareholders’ equity	660,442	641,835

TOTAL	$4,181,418	$2,249,619

BOOK VALUE PER COMMON SHARE	$18.87	$19.74

Note 1:	As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standard No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”, as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

Municipal Mortgage & Equity, LLC
Analysis of Consolidated Balance Sheet Components

The table on page 17 provides an overview, organized according to major categories of invested assets or product types, of the Company’s assets and liabilities as of September 30, 2004. Management believes this presentation provides helpful detail on the components of the Company’s leverage and how the Company’s assets and liabilities relate to those major categories. The table also provides data on the Company’s off-balance-sheet bond securitizations as of September 30, 2004 in order to permit comparison of the Company’s leverage based on the GAAP balance sheet alone to leverage inclusive of those off-balance-sheet items. Readers are cautioned that (1) this table does not reflect formal operating units or business segments within the Company, (2) shareholders’ equity for each of columns A through G was calculated by taking assets minus liabilities for each column, and the related columnar shareholder equity figures should not, therefore, be construed as representing the actual or notional equity supporting the invested assets or product type represented by a given column, (3) various items grouped in column E (Other) relate to other columns but have been aggregated in column E for ease of presentation and simplicity (e.g., cash is not allocated among the various columns), and (4) the preferred equity interest in MuniMae TE Bond Subsidiary, LLC has been presented in a separate column F to highlight subsidiary preferred shares reclassified as debt as of July 1, 2003 according to Statement of Financial Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.”

MUNICIPAL MORTGAGE & EQUITY, LLC
ANALYSIS OF CONSOLIDATED BALANCE SHEET COMPONENTS
September 30, 2004
(in thousands, except percentages)
(unaudited)

	(A)	(B)	(C)	(D)	(E)	(F)	(G)	(H)		(I)	(J)
	Bond					Preferred		Balance			Adjusted
	Securitizations		Tax	CAPREIT		Equity in	Tax	Sheet		Off Balance	Balance Sheet
	and	Taxable	Credit	Equity		TE Bond	Credit	September 30,		Sheet Bond	September 30,
	Derivatives (1)	Lending (2)	Operations (3)	Investments (4)	Other	Sub (5)	Funds (6)	2004		Securitizations	2004
ASSETS
Investment in tax-exempt bonds, net	$1,220,367	$—	$—	$—	$—	$—	$—	$1,220,367		$147,397	$1,367,764
Loans receivable, net	27,993	581,250		2,296	—			611,539			611,539
Loans receivable held for sale		43,110			—			43,110			43,110
Investments in partnerships			89,324	70,273	(3)		1,478,725	1,638,319			1,638,319
Investment in derivative financial instruments	3,086				—			3,086			3,086
Cash and cash equivalents					63,984			63,984			63,984
Interest receivable					18,849			18,849			18,849
Restricted assets	2,345			19,477	16,879		157,551	196,252			196,252
Other assets		7,915	27,603		32,300	7,299	(2,326)	72,791			72,791
Land, building, and equipment					5,205		166,292	171,497			171,497
Mortgage servicing rights, net		11,392			—			11,392			11,392
Goodwill (7)		15,855	88,875		1,880			106,610			106,610
Other intangibles			23,622		—			23,622			23,622

Total assets	$1,253,791	$659,522	$229,424	$92,046	$139,094	$7,299	$1,800,242	$4,181,418		$147,397	$4,328,815

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable	$85,442	$578,497	$82,917	$—	—	$—	$289,163	$1,036,019		$—	$1,036,019
Mortgage notes payable					—		122,228	122,228			122,228
Short-term debt	427,693				—			427,693			427,693
Long-term debt	174,675				—			174,675		147,397	322,072
Debentures			84,000		—			84,000			84,000
Preferred shares subject to mandatory redemption					—	168,000		168,000			168,000
Tax credit syndication guarantee liability					—		159,079	159,079			159,079
Distribution payable					16,399			16,399			16,399
Investment in derivative financial instruments	12,374				—			12,374			12,374
Accounts payable and accrued expenses					24,988		1,338	26,326			26,326
Interest payable	3,033	3,685	253		—	4,356	4,610	15,937			15,937
Unearned revenue and other liabilities		21,991	5,399		10,083		33,461	70,934			70,934

Total liabilities	703,217	604,173	172,569	—	51,470	172,356	609,879	2,313,664		147,397	2,461,061

Minority interest in subsidiary companies							1,207,312	1,207,312			1,207,312
Liabilities/Assets	56% (9)	92%	75%	0%	37%	2361%	34%	55.3%	(10)	100%	56.9%
Percentage of liabilities — balance sheet 9/30/04	30%	26%	8%	0%	2%	8%	26%	100%		N/A	N/A
Percentage of liabilities — adjusted balance sheet 9/30/04	29%	25%	7%	0%	2%	7%	24%	N/A		6%	100%
Total shareholders’ equity (8)	550,574	55,349	56,855	92,046	87,624	(165,057)	(16,949)	660,442		—	660,442

Total liabilities and shareholders’ equity	$1,253,791	$659,522	$229,424	$92,046	$139,094	$7,299	$1,800,242	$4,181,418		$147,397	$4,328,815

NOTES

(1)	Bond securitizations and derivatives includes the Company’s investments in tax-exempt bonds, bond related investments and derivatives and the related on-balance sheet debt and cash collateral.
(2)	Taxable lending includes the Company’s construction and permanent loans and the related borrowings from the Midland Affordable Housing Group Trust, pension funds and lines of credit.
(3)	Tax credit operations includes the Company’s investment in properties and advances to tax credit equity funds and the related borrowings under lines of credit.
(4)	CAPREIT equity investments includes the taxable equity investments in the CAPREIT joint ventures and the related cash collateral.
(5)	Due to Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” the preferred shares issued by TE Bond Subsidiary have been reclassified to debt.
(6)	Tax credit funds reflects the consolidation of assets and liabilities of certain tax credit equity funds under two GAAP rules: Financial Interpretation No. 46, “Consolidation of Variable Interest Entities (Revised)” (FIN 46R), which requires consolidation of certain funds which are considered “variable interest entities”; and Statement of Financial Accounting Statement No. 66, “Accounting for Sales of Real Estate”, which requires consolidation of funds where the Company has provided investors a guarantee or has continuing involvement with the assets of the funds. The great majority of assets, and all of the minority interest in subsidiary company, shown in this column relates to funds consolidated as of September 30, 2004 pursuant to FIN 46R.
(7)	Goodwill of $31.7 million related to the 1999 purchase of the Midland Companies has been allocated equally between taxable lending and tax credit operations.
(8)	Shareholders’ equity was calculated by taking assets minus liabilities and minority interest for each column, and therefore these amounts do not accurately represent the actual or notional amount of equity attributable to each column.
(9)	Including the assets and liabilities from off balance sheet bond securitizations the percentage relating to bond securitizations and derivatives would be 61%.
(10)	Adjusted to include minority interest as a liability the percentage would be 84%. Adjusted to exclude the assets and liabilities of the tax credit funds the percentage would be 72%.

MUNICIPAL MORTGAGE & EQUITY, LLC
2004 INVESTMENTS
THIRD QUARTER AND YTD
(In thousands)

UNRATED
BOND PRODUCTION:

						TOTAL FEES
				QUARTER		RECOGNISED	YTD		TOTAL FEES
			PERMANENT	BOND VOLUME		THIS QUARTER	BOND VOLUME		RECOGNIZED
			INTEREST						YTD
PROPERTY	CITY	STATE	RATE	CONSTRUCTION	PERMANENT	FOR CAD	CONSTRUCTION	PERMANENT	FOR CAD
Ashton Arbors	Marietta	GA	6.70%	$8,600	$8,600	$65	$8,600	$8,600	$65
Kensington Place	Houston	TX	6.50%	12,750	12,750	223	12,750	12,750	223
Mammoth Lakes	Mammoth Lakes	CA	6.55%	5,500	5,500	64	5,500	5,500	64
Pinnacle Park	Dallas	TX	6.55%	10,750	10,750	188	10,750	10,750	188
Primrose at Pasadena	Pasadena	TX	6.60%	12,180	12,180	91	12,180	12,180	91
Witmer Manor	Los Angeles	CA	6.55%	8,834	8,834	155	8,834	8,834	155

				58,614	58,614	786	58,614	58,614	786
First Quarter Volume							14,050	49,280	364
Second Quarter Volume							94,500	94,500	1,337

TOTAL				58,614	58,614	786	167,164	202,394	2,487

RATED BOND PRODUCTION:
						TOTAL FEES
				QUARTER		RECOGNISED	YTD		TOTAL FEES
			PERMANENT	BOND VOLUME		THIS QUARTER	BOND VOLUME		RECOGNIZED
			INTEREST						YTD
PROPERTY	CITY	STATE	RATE	CONSTRUCTION	PERMANENT	FOR CAD	CONSTRUCTION	PERMANENT	FOR CAD
Falcon Crest	Louisville	KY	6.07%	$—	$10,075	$97	$—	$10,075	$97
Jacob’s Hill Village Apartments	Cortlandt	NY	7.20%	—	5,000	54	—	5,000	54
The Sycamore	Shrewsbury	NJ	Var	—	15,750	149	—	15,750	149

				—	30,825	300	—	30,825	300
First Quarter Volume							—	—	—
Second Quarter Volume							—	22,600	196

TOTAL				—	30,825	300	—	53,425	496

CONSTRUCTION/PERMANENT LENDING, SYNDICATION AND OTHER PRODUCTION:

		TOTAL FEES		TOTAL FEES
		RECOGNIZED		RECOGNIZED
	QUARTER	THIS QUARTER	YTD	YTD
	VOLUME	FOR CAD	VOLUME	FOR CAD
Tax Credit Equity Syndications (Equity Raised)	$280,885	$14,610	$616,205	$30,533
Tax Credit Acquisition Production	$209,277	$—	$543,107	$—
Conventional Equity Production	$4,808	$168	$21,717	$760
Conventional Lending Production

Taxable Construction Loan Production (generating a weighted average spread of .91%)	$61,740	$454	$286,707	$1,352
Taxable Permanent Loan Production	$83,995	$1,232	$313,796	$4,552
Supplemental Loan Production	$10,830	$12	$31,676	$92
OTHER INFORMATION:
Balance as of 9/30/04 of Permanent Loan Servicing Portfolio under Management	$1,269,227	$1,050		$3,293
Balance as of 9/30/04 of Equity Syndication Portfolio under Management	$5,961,570	$5,165		$15,687

MMA FINANCIAL, LLC
PARTICIPATING BOND PORTFOLIO
NET OPERATING INCOME — TREND
As of September 30, 2004

		Q3 2003	Q2 2004	Q3 2004	Q3 ’04 /	Q3 ’04 /
	Property	Actual	Actual	Actual (2)	Q3 ’03	Q2 ’04
	Alban	257,691	246,424	304,896	18.3%	23.7%
(1)	Arlington	-40,828	-52,911	1,924	-104.7%	-103.6%
	Barkley Place	366,616	381,418	379,319	3.5%	-0.6%
(1)	Barrington at Beach Street	119,151	273,855	266,527	123.7%	-2.7%
	Cobblestone	143,010	151,642	143,346	0.2%	-5.5%
(1)	Cool Springs	7,450	10,326	1,817	-75.6%	-82.4%
	Creekside	288,752	253,292	282,074	-2.3%	11.4%
	Crossings	171,944	182,956	156,549	-9.0%	-14.4%
	Gilman Meadows	150,792	142,450	156,410	3.7%	9.8%
	Hamilton Grove	186,469	222,879	240,612	29.0%	8.0%
	Jefferson Commons	355,883	321,387	225,142	-36.7%	-29.9%
	Mallard I	28,865	29,604	35,812	24.1%	21.0%
	Mallard II	106,601	95,315	112,784	5.8%	18.3%
	Montclair	375,541	313,345	368,570	-1.9%	17.6%
	Newport Village	169,351	222,096	182,015	7.5%	-18.0%
	Nicollet Ridge	269,064	378,995	383,674	42.6%	1.2%
	Palisades Park	259,080	265,287	245,583	-5.2%	-7.4%
	Riverset I	342,677	427,293	359,507	4.9%	-15.9%
	Riverset II	124,114	142,815	133,186	7.3%	-6.7%
	Steeplechase Falls	398,027	371,629	343,976	-13.6%	-7.4%
	Meadows	133,055	118,717	132,757	-0.2%	11.8%
	Timber Ridge	127,235	124,349	124,841	-1.9%	0.4%
	Villas at LaRiviera	216,117	225,162	208,091	-3.7%	-7.6%
	Whispering Lake	339,534	262,414	316,124	-6.9%	20.5%

	Total	4,896,190	5,110,741	5,105,534	4.3%	-0.1%
	Same Store Growth	4,810,417	4,879,471	4,835,266	0.5%	-0.9%

(1) In Lease-up. Quarterly totals are not included in Same Store Growth calculations.

(2) Q3 2004 includes July and August actuals plus the September budget.

				Occupancy				Avg. Monthly Rent Per Apartment Unit
				Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended
		Month/Year	Apartment	Sept 30	Jun 30	Sept 30	Sept 30	Aug 31	Jun 30	Sept 30	Sept 30
Apartment Community	Location	Acquired	Units	2004	2004	2003	2002	2004	2004	2003	2002
Participating Mortgage Bonds:
Alban Place	Frederick, MD	Sep-86	194	94.0%	93.8%	94.8%	95.4%	1,003	979	974	937
Cobblestone	San Antonio, TX	Aug-99	184	91.8%	93.5%	97.8%	93.5%	574	594	584	572
Creekside Village	Sacramento, CA	Nov-87	296	98.0%	95.6%	96.3%	99.7%	619	616	603	570
Crossings	Lithonia, GA	Jan-97	200	91.0%	92.5%	86.0%	94.0%	765	765	760	744
Jefferson Commons	San Marcos, TX	Dec-00	173	91.9%	86.7%	89.0%	82.7%	1,399	1,268	1,234	1,231
Timber Ridge	San Antonio, TX	Dec-00	168	94.0%	95.8%	92.9%	98.8%	463	481	495	496
Villas at LaRiviera	Sacramento, CA	Jun-99	199	92.5%	85.9%	88.5%	98.0%	725	728	711	700

Subtotal Participating Mortgage Bonds			1,414

Mortgage Bonds
Applewood (a.k.a. Paola)	Paola, KS	Jul-99	48	100.0%	97.9%	97.9%	95.8%	566	566	566	517
Autumn Oaks/Crest at Thousand Oaks		Feb-03	410	87.4%	93.1%	87.8%	N/A	539	530	516	N/A
Charter House (2)	Lenexa, KS	Dec-96	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cielo Vista	El Paso, TX	Aug-99	378	93.1%	95.8%	95.5%	93.7%	427	423	423	425
Country Club	Topeka, KS	Jul-99	101	68.0%	63.4%	85.1%	85.1%	458	441	445	439
Delta Village	Stockton, CA	Jun-99	80	93.8%	95.0%	97.5%	96.3%	632	627	591	583
Diamond Fork		Feb-04	60	76.7%	90.0%	N/A	N/A	672	671	N/A	N/A
Elmbrooke	Minnetonka, MN	Aug-00	54	100.0%	100.0%	100.0%	100.0%	1,085	1,085	1,062	1,022
Florida A&M (8)	Tallahassee, FL	Feb-00	96	75.0%	89.6%	100.0%	90.6%	1,641	1,592	1,646	1,383
Fort Branch	Austin, TX	Dec-00	250	92.4%	91.2%	88.4%	36.8%	679	679	718	821
Gannon (Dade) (3)	Miami, FL	Feb-98	575	94.4%	91.5%	93.9%	97.7%	846	840	823	753
Gannon (St. Louis)	St. Louis, MO	Feb-98	336	86.9%	87.8%	89.0%	89.6%	609	606	595	578
Hidden Brooks		Sep-01	201	96.0%	93.5%	61.7%	86.1%	820	822	1,075	1,036
Hidden Valley (8)	Kansas City, MO	Dec-96	82	91.5%	92.7%	98.8%	92.7%	589	586	580	553
Honey Creek	Dallas, TX	Mar-99	656	86.4%	90.7%	85.1%	89.8%	541	530	544	551
Jefferson at Town Lake		Dec-02	216	77.0%	83.8%	88.0%	N/A	1,382	1,434	N/A	N/A
Lake Piedmont	Indianapolis, IN	Apr-98	648	87.7%	91.2%	94.3%	90.7%	501	490	502	481
Madison Chase		Jun-04	230	97.0%	93.5%	N/A	N/A	810	814	N/A	N/A
Meridian at Bridgewater	Bridgewater, NJ	Nov-99	90	87.8%	83.3%	90.0%	83.3%	3,496	3,496	3,496	3,496
Monroe (Oakmont, Towne Oak) (8)	Monroe, LA	Dec-98	364	95.3%	95.9%	96.4%	97.0%	486	481	491	481
Mountain View (Willowgreen)	Tacoma, WA	Nov-86	241	92.1%	97.1%	95.4%	95.9%	648	648	646	633
Northridge Park II	Salinas, CA	Aug-87	128	96.1%	99.2%	99.2%	88.3%	1,022	1,020	1,019	1,032
Oakbrook	Topeka, KS	Dec-96	170	89.0%	87.6%	74.7%	92.4%	463	458	474	442
Oklahoma City (4)	Oklahoma City, OK	Aug-98	774	91.6%	91.6%	93.7%	94.0%	488	487	489	484
Orangevale	Orange, CA	Apr-98	64	100.0%	100.0%	96.9%	100.0%	1,011	1,005	969	968
Parkwood	Turlock, CA	Jun-99	180	92.2%	90.6%	93.9%	97.2%	516	504	484	469
Pembroke Gardens		Jul-04	198	99.0%	N/A	N/A	N/A	761	N/A	N/A	N/A
Pointe at St. Joseph		Nov-03	202	90.1%	93.1%	N/A	N/A	681	729	N/A	N/A
Riverset II (1)	Memphis, TN	Jan-96	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Riverview (8)	Fulton County, GA	Jun-00	228	85.1%	93.4%	98.2%	96.9%	663	667	652	656
Sahuarita	Sahuarita, AZ	Jun-99	52	63.5%	82.7%	67.3%	100.0%	561	574	566	459
Santa Fe Springs	Phoenix, AZ	Jun-00	310	89.4%	91.9%	91.9%	89.7%	600	599	593	608
Shadowbrook (8)	Selma, CA	Jun-99	193	100.0%	99.0%	99.5%	96.9%	533	530	511	482
Silver Springs (8)	Kent, WA	Dec-99	250	87.6%	94.0%	94.0%	84.4%	789	775	771	796
Southwind	Sacramento, CA	Aug-00	88	96.6%	95.5%	100.0%	100.0%	783	783	737	677
Torries Chase	Olathe, KS	Dec-96	99	85.3%	79.8%	90.9%	92.9%	520	516	517	505
Village Apartments (8)	Baytown, TX	May-00	210	96.2%	96.7%	95.2%	93.8%	634	586	585	568
Village at Stone Mountain	Stone Mountain, GA	Oct-97	722	90.3%	92.5%	88.0%	90.6%	769	771	737	747
Village Green	Austin, TX	Feb-00	200	89.0%	88.5%	92.5%	90.5%	642	649	635	634
Weatherstone	Rochester, MN	Sep-00	100	93.0%	99.0%	99.0%	96.0%	798	797	799	805
Western Hills (8)	Overland Park, KS	Dec-98	80	68.8%	66.3%	65.0%	97.0%	528	527	527	502
Willow Key	Orlando, FL	Mar-99	384	91.9%	94.8%	93.5%	97.7%	709	708	703	672
Woodglen	Houston, TX	Dec-99	250	68.8%	74.0%	86.0%	87.2%	669	749	679	650
Woodmark (8)	Woodland, CA	Jun-99	173	99.4%	97.1%	99.4%	99.4%	710	709	680	680

Subtotal Mortgage Bonds			10,171

				Occupancy				Avg. Monthly Rent Per Apartment Unit
				Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended
		Month/Year	Apartment	Sept 30	Jun 30	Sept 30	Sept 30	Aug 31	Jun 30	Sept 30	Sept 30
Apartment Community	Location	Acquired	Units	2004	2004	2003	2002	2004	2004	2003	2002
Participating Subordinate Mortgage Bonds:
Barkley Place	Ft. Myers, FL	May-87	156	98.1%	96.8%	96.2%	92.9%	2,192	2,177	2,140	2,050
Gilman Meadows	Issaquah, WA	Mar-87	125	90.4%	91.2%	99.2%	97.6%	988	989	961	1,020
Hamilton Chase	Chattanooga, TN	Feb-87	300	94.7%	96.0%	95.7%	92.7%	632	622	625	615
Mallard Cove I & II	Everett, WA	Feb-87	198	98.0%	95.5%	94.9%	92.4%	721	721	711	732
Meadows	Memphis, TN	Jan-88	200	95.0%	94.5%	92.0%	96.5%	613	611	610	603
Montclair	Springfield, MO	Oct-86	159	89.9%	88.1%	95.0%	91.2%	1,909	1,902	1,849	1,833
Newport Village	Thornton, CO	Dec-86	220	98.6%	93.2%	91.8%	90.0%	825	860	851	842
Nicollet Ridge	Burnsville, MN	Dec-87	339	93.2%	92.0%	95.0%	95.3%	998	981	955	941
Riverset II	Memphis, TN	Jan-96	148	96.4%	95.0%	91.4%	94.0%	730	726	716	709
Steeplechase	Knoxville, TN	Oct-88	450	92.9%	95.6%	98.2%	95.3%	633	624	618	604
Whispering Lake	Kansas City, MO	Oct-87	384	90.1%	91.1%	91.9%	90.6%	663	662	651	647

Subtotal Participating Subordinate Mortgage Bonds			2,679

Subordinate Mortgage Bonds:
CAPREIT		Sep-99	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Farmington Meadows	Aloha, OR	Aug-99	69	100.0%	98.6%	100.0%	98.6%	816	816	814	814
Independence Ridge (8)	Independence, MO	Aug-96	336	80.4%	77.4%	78.9%	75.3%	555	555	554	553
Locarno (8)	Kansas City, MO	Aug-96	110	98.2%	91.8%	76.4%	90.0%	892	891	890	882
Olde English Manor	Wichita, KS	Nov-99	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Peaks of Conyer		Sep-01	260	94.6%	89.2%	81.9%	88.8%	676	686	732	735
Rillito Village		Jul-00	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Subtotal Subordinate Mortgage Bonds			775

Other Bond Related Investments:
Briarwood (8)	Virginia Beach, VA	Dec-98	600	97.2%	96.3%	95.8%	97.5%	678	673	650	614
Cinnamon Ridge	Egan, MN	Dec-97	264	95.1%	90.2%	95.8%	97.0%	984	964	960	925
Golfside Villas (f.k.a. Club West) (8)	Dade Co., FL	Mar-99	194	99.5%	99.5%	99.5%	100.0%	627	612	615	606
Park at Landmark		Sep-00	396	91.4%	92.9%	97.0%	99.0%	1,123	1,107	1,064	1,091
Poplar Glen	Columbia, MD	Jun-97	191	95.3%	93.2%	93.7%	95.3%	1,026	1,020	1,005	956
RITES — Charter House	Lenexa, KS	Dec-96	280	92.1%	91.1%	94.6%	92.9%	632	629	625	622
RITES — Indian Lakes (8)	Virginia Beach, VA	Jul-97	296	95.9%	97.3%	97.3%	86.8%	822	818	791	785
RITES — LaPaloma	Azusa, CA	Apr-99	120	95.0%	98.3%	99.2%	98.3%	656	634	649	621
RITES — LeMirador (Coleman Senior)	San Jose, CA	Apr-98	141	93.6%	86.5%	85.1%	85.8%	824	841	853	842
RITES — Museum Towers		Apr-01	286	95.8%	95.8%	95.8%	94.1%	1,389	1,389	1,389	1,363
RITES — Olde English Manor	Wichita, KS	Jun-98	264	83.0%	85.2%	75.8%	86.4%	503	501	501	489
RITES — Palisades Park	Universal City, TX	Feb-98	304	95.1%	94.4%	99.0%	95.7%	568	565	560	547
RITES — Pavillion	Pico Rivera, CA	Apr-99	132	93.2%	98.5%	100.0%	100.0%	708	711	674	660
RITES — Rancho/Villas (9)	San Antonio, TX	May-00	417	57.1%	74.4%	87.0%	90.2%	577	577	534	492
RITES — Rillito Village	Tucson, AZ	Aug-98	272	89.7%	92.3%	94.5%	92.6%	476	476	472	444
RITES — Riverset (1)	Memphis, TN	Aug-88	352	96.4%	95.0%	91.4%	94.0%	726	722	722	698
RITES — Riverset II (1)	Memphis, TN	Jan-96	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
RITES — Sienna (a.k.a. Italian Gardens)	San Jose, CA	Apr-98	140	85.7%	85.7%	87.1%	82.9%	815	814	818	799
RITES — Sonterra	San Antonio, TX	May-98	156	94.2%	94.9%	89.1%	91.0%	887	918	861	855
RITES — Southgate Crossings	Columbia, MD	Jun-97	215	92.6%	94.4%	94.0%	97.2%	1,069	1,054	1,015	965

Subtotal Other Bond Related Investments			5,020

Total Units/Weighted Average Investments			20,059	90.8%	91.7%	91.9%	92.2%	744	741	718	717

Total/Same Stores (5) 2001			18,743	91.0%	91.8%	92.1%	92.2%	741	737	731	717
Total/Same Stores (5) 2002			19,369	90.7%	91.7%	91.9%		729	725	718

				Occupancy				Avg. Monthly Rent Per Apartment Unit
				Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended	Month Ended
		Month/Year	Apartment	Sept 30	Jun 30	Sept 30	Sept 30	Aug 31	Jun 30	Sept 30	Sept 30
Apartment Community	Location	Acquired	Units	2004	2004	2003	2002	2004	2004	2003	2002
Construction/Substantial Rehab Properties and Other Investments
Arlington
Alta Ridenour	Arlington, TX	Jun-04	252	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Arlington	Arlington, TX	Dec-00	176	42.6%	40.3%	36.9%	9.7%	1,390	1,390	1,389	N/A
Ashton Arbors		Sep-04	150	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Barrington at Beach Street	Ft. Worth, TX	Oct-00	398	91.7%	81.2%	76.4%	44.5%	800	801	798	806
Bedford Park (9)	Indianapolis, IN	Oct-00	312	81.4%	69.2%	60.3%	67.9%	470	469	507	547
Brookside Park		Dec-03	200	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
CAPREIT Joint Venture (6)		Jun-02	6,185	94.3%	93.6%	94.5%	95.2%	796	711	739	741
CAPREIT TERA (7)		Mar-01	2,942	95.2%	94.4%	94.3%	92.8%	601	603	601	625
Cedar Park Ranch		Aug-03	180	31.7%	N/A	N/A	N/A	661	N/A	N/A	N/A
Columbia Knoll		Apr-04	326	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Chancellor		Nov-01	101	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Chancellor II		Mar-02	46	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
City Views at Rosa Burney Park		Dec-02	180	68.9%	68.9%	73.9%	N/A	679	677	579	N/A
Cool Springs	Franklin, TN	Aug-00	124	74.2%	72.6%	61.3%	44.4%	2,003	2,003	1,958	1,946
Coronel Village		Apr-02	48	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Desert Tree Estates		Sep-03	196	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eden Park		May-03	104	36.5%	N/A	N/A	N/A	677	N/A	N/A	N/A
Evergreen at Mesquite		Aug-03	200	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Evergreen at Plano		May-04	250	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Glenwood Farms		Nov-03	294	89.1%	75.2%	N/A	N/A	536	534	N/A	N/A
Kensington Place		Jul-04	216	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Lake Pleasant Village		May-03	152	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Las Trojas		Mar-02	49	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Liberty Park Townhomes		Feb-03	184	86.4%	81.0%	54.9%	N/A	892	892	892	N/A
Lincoln Corner		Dec-01	134	87.3%	73.9%	N/A	N/A	1,572	1,478	N/A	N/A
Mammoth Lakes		Sep-04	48	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
McEver Vineyards		Nov-03	221	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
North White Road		Nov-01	157	98.7%	67.5%	11.5%	N/A	1,156	1,174	N/A	N/A
Oak Grove Commons (8)		Dec-01	168	87.5%	60.1%	83.9%	N/A	532	527	N/A	N/A
Oaks at Riverview		Mar-04	45	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Olathe Senior Residences		Dec-02	144	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Penn Valley		Dec-01	42	97.6%	38.1%	N/A	N/A	848	848	N/A	N/A
Pinnacle Park		Jul-04	200	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Primrose at Pasadena		Aug-04	248	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Providence at Rush Creek		Jan-04	144	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Riverview Manor		Dec-03	120	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rocky Creek		Dec-03	200	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rose Cove		Feb-04	124	79.8%	73.4%	N/A	N/A	641	641	N/A	N/A
Sanger Trails		Dec-02	208	82.7%	65.4%	10.1%	N/A	636	645	330	N/A
Sterlingshire		Dec-03	200	81.0%	80.0%	N/A	N/A	555	555	N/A	N/A
Stonehouse Valley		Jun-04	248	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sycamore Senior Village		Jun-02	300	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Tranquility Bay		Jun-04	246	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Village at Sun Valley (8)	Mesa, AZ	May-00	276	81.9%	83.0%	81.5%	67.4%	641	663	684	681
Walnut Grove		Jul-03	60	80.0%	51.7%	N/A	N/A	447	451	N/A	N/A
Walnut Tree		Mar-02	64	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Westchase		Mar-04	224	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Witmer Manor		Jul-04	238	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Woodland Village		May-03	198	91.4%	76.8%	N/A	N/A	558	555	N/A	N/A

Subtotal Construction/Rehab Properties			17,522

Total Units			37,581

(1)	The Company owns a participating bond, a participating subordinate bond and a RITES interest collateralized by the Riverset property.
(2)	The Company owns a non-participating bond and a RITES interest collateralized by the Charter House property.
(3)	The Dade Gannon Portfolio represents three properties.
(4)	The Oklahoma City Portfolio represents three properties.
(5)	Same Store includes only properties reporting for all three quarters.
(6)	CAPREIT Joint Venture represents twenty properties (not included previously in CAPREIT Portfolio).
(7)	The CAPREIT TERA Portfolio represents eleven properties.
(8)	August 2004 Occupancy used in place of September 2004.
(9)	July Average Rent used in place of August Average Rent